UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
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☒ Soliciting Material Pursuant to §240.14a-12

BANCORP RHODE ISLAND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 20, 2008, Bancorp Rhode Island, Inc. delivered the following presentation to certain of its shareholders.

Investor Presentation

Forward Looking Statements Certain statements contained in this presentation are “Forward Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward Looking Statements may be identified by the use of forward looking terminology such as “may,” “believes,” “intends,” “expects,” and “anticipates” or similar terms or variations of these terms. Actual results could differ materially from those set forth in Forward Looking Statements due to a variety of factors including, without limitation, competition, interest rate risk, credit risk, political and economic conditions and regulatory issues. Further information on these risk factors is included in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. IMPORTANT INFORMATION Bancorp Rhode Island, Inc. (“BancorpRI”) will file a definitive proxy statement in connection with its 2008 annual meeting of shareholders. BancorpRI shareholders are strongly advised to read the proxy statement and the accompanying WHITE proxy card when they become available, as they will contain important information. Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by BancorpRI with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at BancorpRI's Internet website at www.bankri.com or by writing to Bancorp Rhode Island, Inc., One Turks Head Place, Providence, Rhode Island 02903, Attention: Investor Relations. INFORMATION REGARDING PARTICIPANTS Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of BancorpRI's shareholders is available on Schedule 14A filed with the Securities and Exchange Commission on March 14, 2008.

Bancorp Rhode Island • Solid earnings growth • Experienced management team • Dedication to patient and prudent investing • Attractive commercial market niche • Nimble and responsive to environment • Limited exposure to market risks • Superior track record of long-term value creation for shareholders 3

Profile • Formed in March 1996 • $1.5 billion commercial bank • NASDAQ listed (since 1998): BARI • 16 branches in Greater Providence area • Headquartered in Providence, state capital • Approximately 75% of RI’s population, jobs and businesses are located in Greater Providence area Information presented as of 12/31/07 unless otherwise noted. 4

Executed Against 2007 Priorities • Solid net income and earnings per share – Net income increased 17% – Diluted earnings per share up 17% to $1.84 • Growth of high yielding, high quality commercial assets – Commercial loans up 10% • Deposits stayed constant, despite market environment • Shareholders benefited from proactive capital management – Increased stock repurchase plan – Repurchased 305,200 shares, or 6% of common stock as of YE ’07 – Increased quarterly dividend from $0.15 to $0.16 per share Accomplishments Result from Consistent Focus on Core Strategies 5

Strong Performance in 2007 Year-over-Year Earnings Growth 2006-2007 2007 ROE Century Bancorp 67.75% Camden National 18.34% People’s United 21.53% Washington Trust 13.48% Berkshire Hills 20.17% Rockland Trust 12.93% BancorpRI 17.30% Bank of America 10.96% Camden National 0.03% BancorpRI 7.87% Washington Trust Citizens Fin’l Group1 Rockland Trust Brookline Bancorp Webster Bank of America NewAlliance Sovereign -4.92% -9.00% -13.61% -14.75% -27.67% -29.11% -51.28% -1,085.50% Century Bancorp Webster Berkshire Hills People’s United Brookline Bancorp NewAlliance Sovereign Citizens Fin’l Group1 7.05% 5.22% 4.75% 4.21% 3.23% 1.69% -15.40% N/A BancorpRI’s Financial Performance Among the Best in Region Source: SNL Interactive website. 1. Earnings reported in the Providence Journal, February 29, 2008.

2006 and 2007 Results $1,200 $1,000 Total Deposits $800 (In Millions) $600 $400 Checking and Savings $200 CDs $0 $1,016 $382 $634 $1,015 $374 $641 2006 2007 $12.0 $10 .8 Noninterest $10.0 Income $8.0 (In Millions) $6.0 $4.0 $2.0 $0.0 2006 2007 $9.0 $750 $574 Commercial $600 $520 Loans $450 (In Millions) $300 $150 $0 2006 2007 $50.0 Noninterest $40.0 Expense (In Millions) $30.0 $20.0 $10.0 $0.0 $38.7 $3 8.0 2 006 2007

Consistently Superior Shareholder Returns Average Annual Total Return* Company One Year Company Three Year Company Five Year Company Ten Year Washington Trust -6.75% Peoples United -13.86% Brookline Bancorp -17.84% Bank of America -18.86% People’s United 19.08% Bank of America 1.40% -0.80% BancorpRI 35.95% 13.47% 11.09% 9.61% 9.17% 8.14% 6.56% 3.54% 3.35% 3.10% -1.75% N/A People’s United BancorpRI Camden National Washington Trust Bank of America Rockland Trust Sovereign Berkshire Hills Brookline Bancorp Webster Century Bancorp NewAlliance People’s United 17.64% 14.58% BancorpRI Brookline Bancorp 10.46% Rockland Trust 9.95% Camden National 8.45% Bank of America 8.04% Washington Trust 5.67% Sovereign 3.76% Webster 2.68% Century Bancorp 1.46% NewAlliance N/A Berkshire Hills N/A -19.78% BancorpRI Berkshire Hills Rockland Trust Century Bancorp NewAlliance Webster Camden National Sovereign Washington Trust -1.81% Camden National -2.16% Rockland Trust -2.53% NewAlliance -5.82% Berkshire Hills -9.22% Brookline Bancorp -9.59% Century Bancorp -9.62% Webster -10.56% Sovereign -10.91% -20.75% -22.74% -24.65% -28.53% -32.54% -36.40% -54.37% *As of December 31, 2007; Source: SNL Interactive website. Banks and thrifts BARI’s size or larger in New England.

Building Value in Three Stages • Formative Stage – 1996 to 2002 • Investment Stage – 2003 to 2006 • Leveraging the Investment Stage – 2007 and beyond

1996 – 2002: Formative Stage • Created organization and infrastructure – Developed credit, commercial and consumer lending areas, finance and accounting, operations and administration functions – Developed products and services – Established prudent credit culture • Began creating brand and market awareness • Relocated and consolidated existing branches; began branch refurbishment and expanded from 12 to 13 branches • Average branch size grew from $35.4MM to $58.6MM • Moved headquarters to downtown Providence for commercial visibility in capital city • Secured over 43 additional ATM locations 10

1996 – 2002: Formative Stage • Grew quality deposits and loans (began conversion from thrift to commercial bank balance sheet) Total Loans (in thousands) Deposits (in millions) $900 12/31/2002 $800 12/31/1996 8% 68%24% 14% 42% 44% $700 $600 $500 $400 $300 $200 $383,039 $670,658 $100 1-4 Family Commercial Consumer $0 1996 1997 1998 1999 2000 2001 2002 $670 $501$465 $425 $762 $632 $513 11

1996 – 2002: Formative Stage • Grew from de novo to healthy, strong financial performer Net $10.0 $8.0 $7.7 Income $5.6 $6.3 (In Millions) $6.0 $3.8 $4.4 $3.5 $4.0 $1.6 $2.0 $0.0 1996 1997 1998 1999 2000 2001 2002 14% 12.37 % Return 11 .58% 12% 11.2 6% 9.59% 10% on Equity 8 .13% 8.33% 8% 6% 4 .76% 4% 2% 0% 1996 1997 1998 1999 2000 2001 2002 Diluted $2.50 $1. 92 $2.00 Earnings $1.49 $1.62 $1.50 $1.14 Per Share $0 .85 $1.00 $0 .75 $0.50 $0.3 0 $0.00 1 996 1 997 19 98 19 99 20 00 2001 2002 1.00% Credit 0.80% 0.60% 0.40% 0.20% 0.00% Quality 1996 1997 1998 1999 2000 2001 2002 /i NPAAssets NCO/Avg Loans Outstanding 12

Building Value in Three Stages • Formative Stage – 1996 to 2002 • Investment Stage – 2003 to 2006 • Leveraging the Investment Stage – 2007 and beyond

2003 – 2006: Investment Stage Invested extensively based on past success and future potential • Expanded commercial lending capacity – Recruited top players from major regional institution while retaining entire existing team – Created Lending Services Unit to maximize lender productivity • Branch Expansion – Branch refurbishment and relocation accelerates – Opened 3 new branches – Extended touch points for commercial customers – Average branch size peaked at $64.3MM in March 2004 14

2003 – 2006: Investment Stage Invested extensively based on past success and future potential • Enhanced infrastructure and operational support – Converted data processing system – Moved to new operations center • Expanded management capacity – Strengthened Treasury, Marketing and Risk Management areas • Raised $21.5MM in additional capital and issued 628,418 new shares (May 2005) • Completed first acquisition – Macrolease, a small ticket equipment leasing company located in NY 15

2003 – 2006: Investment Stage • Continued loan and deposit growth and balance sheet conversion Total Loans (in thousands) Deposits (in millions) $1,016 12/31/2006 $1,050 $981 22% 52% 26% $881 12/31/2002 $900 14% 42% 44% $811 $750 $600 $450 $300 $670,658 $1,004,292 $150 1-4 Family Commercial Consumer $0 2003 2004 2005 2006 16

2003 – 2006: Investment Stage • Earnings, ROE, and EPS reflect investments, additional capital and flattened yield curve $9.6 $10.0 Net $8.6 $7.2 $7.7 Income $8.0 (In Millions) $6.0 $4.0 $2.0 $0.0 2003 2004 2005 2006 1 1.53% Return 14% 12% 9.98% 10.45% 10% on Equity 7.22% 8% 6% 4% 2% 0% 2003 2004 2005 2006 $2.50 Diluted Earnings $2.00 Per Share $1.50 $1.00 $0.50 $0.00 $1.57 $2.04 $2.04 $1.77 2003 2004 2005 2006 Credit 1.00% 0.80% Quality 0.60% 0.40% 0.20% 0.00% 2003 2004 2005 2006 /NPA/Assets NCO/Avg Loans Outstanding

Building Value in Three Stages • Formative Stage – 1996 to 2002 • Investment Stage – 2003 to 2006 • Leveraging the Investment Stage – 2007 and beyond

2007 and Beyond: Leveraging the Investment BancorpRI -Well Positioned for the Future • Strength in non-commodity product niche – Strong commercial lending team – Reputation continues to grow – Superior portfolio growth • Branch network supports business reach – Build out complete for now – Pawtucket opened in 2007 in cost neutral manner – One or more branches in each of the state’s six largest cities – Profitability will improve as branches grow to/surpass breakeven and average branch size ($62.2MM as of YE ’07) increases – Sufficient touch points to enable commercial lending reach 19

2007 and Beyond: Leveraging the Investment BancorpRI -Well Positioned for the Future • Experienced management team – Highly visible and widely acknowledged as prominent leadership figures in business community – Large bank experience and sophistication in key areas – Created and maintain prudent credit culture – Avoided subprime, indirect auto and credit card pitfalls – Increasingly disciplined cost containment – 2007 noninterest expense reduced 2% – 2006 expense growth rate 7% – Ongoing operational review commenced in 2006 and continues 20

2007 and Beyond: Leveraging the Investment BancorpRI -Well Positioned for the Future • Demonstrated acquisition/remote management capacity – Macrolease integration successful – Diversification of loan portfolio • Fee income continues to grow; in 2007: – Macrolease fees reached $1.2MM, up over $700,000 – Deposit service charges, other than cash management fees, reached $5.3MM, up almost $500,000 – Cash management income reached $326,000, up $25,000 21

NASDAQ: BARI